                                    EXHIBIT 2

                                VOTING AGREEMENT


                                                             Page 18 of 20 Pages

                                VOTING AGREEMENT

            VOTING AGREEMENT (this "Agreement"), dated as of July 27, 1999 is made by and among Imaging Components Corporation, a Delaware corporation (the "Parent"), Imaging Acquisition Corporation, a Delaware corporation ("Merger Sub"), and each of the persons named on Exhibit A hereto (each, a "Stockholder", and collectively, the "Stockholders").

            WHEREAS, Parent, Merger Sub and Kofax Image Products, Inc., a Delaware corporation (the "Company") are concurrently herewith entering into an Agreement and Plan of Merger dated as of the date hereof (as may be amended, restated or modified from time to time, the "Merger Agreement") which provides for, among other things, the merger of Merger Sub with and into the Company, upon the terms and subject to the conditions set forth in the Merger Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Merger Agreement.

            WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of the number of Shares set forth opposite such Stockholder's name on Exhibit A (the "Existing Shares" and, together with any shares of Common Stock acquired by or issued to such Stockholder after the date hereof, the "Subject Shares").

            WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent and Merger Sub have required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.

            WHEREAS, the Stockholders and Merger Sub desire to set forth their agreement with respect to the voting of the Subject Shares in connection with the Merger Agreement and the transactions contemplated thereby (the "Transactions") upon the terms and subject to the conditions set forth herein.

            NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. COVENANTS OF THE STOCKHOLDERS. Until the termination of this Agreement in accordance with Section 5, the Stockholders agree as follows:

            (a) Agreement to Vote in Favor. At any meeting of shareholders of the Company called for purposes that include approval of the Merger Agreement and the Transactions, or in connection with any written consent of the holders of Shares or in any other circumstances in which the Stockholders are entitled to vote, consent or give any other approval with respect to the Merger Agreement and the Transactions, the Stockholders shall vote (or cause to be voted) the Subject

Shares in favor of adoption and approval of the Merger Agreement and the Transactions and the approval of the terms thereof and each of the other actions contemplated by this Agreement and the Merger Agreement and any amendments.

            (b) Agreement to Tender. Within the first ten (10) Business Days after the commencement of the Offer to tender all of their respective Subject Shares, except, if applicable, their respective Retained Shares, into the Offer, and not to withdraw any of their respective Shares so tendered from the Offer.

            (c) Agreement to Vote Against. At any meeting of shareholders of the Company, or in connection with any written consent of the holders of Shares or in any other circumstances in which the Stockholders are entitled to vote, consent or give any other approval, except as otherwise agreed to in writing in advance by Merger Sub, the Stockholders shall vote (or cause to be voted) the Subject Shares against the following actions:

                  (i) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of the Stockholders hereunder; or

                  (ii) any action or agreement that could reasonably be expected to impede, interfere with, delay, postpone or attempt to discourage the Merger and/or the Transactions, including, without limitation,
            (x) the adoption by the Company of a proposal supporting a Takeover Proposal or the repurchase by the Company or any of its Subsidiaries of outstanding Shares for consideration in excess of the Per Share Amount or (y) any amendment of the Company's Articles of Incorporation or By-laws (including any amendment affecting the voting rights of the Company's Capital Stock) or other proposal or transaction involving the Company or any of its Subsidiaries (including any changes in management or the directors of the Company), which amendment or other proposal or transaction could in any manner reasonably be expected to impede, in any material respect, or prevent the Merger, the Merger Agreement or the Transactions.

            (d) Proxies. As security for the agreements of the Stockholders provided for herein, the Stockholders hereby grant to Merger Sub a proxy to vote the Subject Shares as indicated in Sections 1(a) and 1(b) above. The Stockholders agree that this proxy shall be irrevocable during the term of this Agreement and coupled with an interest and each of the Stockholders and Merger Sub will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by the Stockholders with respect to the Subject Shares.

            (e) Transfer Restrictions. The Stockholders agree not to (i) sell, transfer, pledge, encumber, assign or otherwise dispose of or hypothecate (including by gift or by contribution or distribution to any trust or similar instrument or to any beneficiaries of the Stockholders) (collectively, "Transfer"), or enter into any contract, option or other arrangement or understanding

(including any profit sharing arrangement) with respect to the Transfer of, any of the Subject Shares other than pursuant to the terms hereof and the Merger Agreement, or (ii) enter into any voting arrangement or understanding with respect to the Subject Shares, whether by proxy, voting agreement or otherwise other than this Agreement.

            (f) Appraisal Rights. The Stockholders hereby irrevocably waive any and all rights which it may have as to appraisal, dissent or any similar or related matter with respect to the Merger including any such rights set forth in the DGCL.

            2. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. Each Stockholder hereby severally but not jointly represents and warrants to Merger Sub as of the date hereof as follows:

            (a) Authority; No Conflict. Such Stockholder has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder, and this Agreement constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law), an implied covenant of good faith and fair dealing and considerations of public policy. The execution and delivery of this Agreement by such Stockholder does not, and the consummation by such Stockholder of the transactions contemplated hereby will not violate any law applicable to such Stockholder or result in a violation or any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under any contract or agreement to which such Stockholder is a party.

            (b) Shares. The Existing Shares are owned beneficially and of record by the Stockholders. The Existing Shares constitute all of the shares of Common Stock owned of record or beneficially by the Stockholders as at the date hereof. All of the Existing Shares are issued and outstanding and except as set forth on Schedule A attached hereto, the Stockholders do not own, of record or beneficially, any warrants, options or other rights to acquire any shares of Common Stock. Each Stockholder has sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in
Section 1 hereof, sole power to demand appraisal rights (to the extent such rights are available) and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Existing Shares, and will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 1 hereof, sole power to demand appraisal rights (to the extent such rights are available) and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares held of record. Each Stockholder has good and valid title to the Existing Shares and at all times during the term hereof and on the Effective Time will have good and valid title to the Subject Shares, free and clear of all Liens and free of any other limitation or restriction other than restrictions under applicable securities laws.

            3. REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB. Each of Parent and Merger Sub hereby represents and warrants to the Stockholders as of the date hereof as follows:

            (a) Authority. Each of Parent and Merger Sub has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by its respective board of directors and no other corporate action or proceedings on the part of Parent or Merger Sub is necessary to authorize the execution and delivery by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Merger Sub, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders, constitutes valid and binding obligations of Parent and Merger Sub, enforceable against them in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law), an implied covenant of good faith and fair dealing and considerations of public policy.

            (b) No Conflict. The execution and delivery of this Agreement by Merger Sub does not, and the consummation by Merger Sub of the transactions contemplated hereby will not (i) conflict with or violate the Articles of Incorporation, By-laws or other organizational documents of Merger Sub, (ii) conflict with or violate any law applicable to Merger Sub or by which any property or asset of Merger Sub is bound or affected, except for such conflicts or violations which would not, individually or in the aggregate, have a Parent Material Adverse Effect, or (iii) result in a violation or any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Merger Sub is a party or by which Merger Sub or any property or asset of Merger Sub is bound or affected, except for any such breaches or defaults which would not materially impair the ability of Merger Sub to consummate the transactions contemplated hereby.

            4. FURTHER ASSURANCES. From time to time prior to the Effective Time, at any other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be reasonably necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

            5. TERMINATION. This Agreement shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect upon the earliest to occur of (x) the Effective Time or (y) termination of the Merger Agreement pursuant to Section
7.1 thereof. Nothing in this Section 5 shall relieve any party of liability for breach of this Agreement; provided, that Merger Sub's sole remedy in the event of a breach of this Agreement shall be as specified in Section 6(i) (provided that injunctive relief shall also be available for any breach of Section 1(e)) and in no event shall Merger Sub be entitled to any form of monetary damages.

            6.    GENERAL PROVISIONS.

            (a) Costs and Expenses. All costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses; provided, that Merger Sub shall pay the documented reasonable out-of-pocket fees and expenses of the Shareholders, including the fees and disbursements of one counsel for all Shareholders.

            (b) Amendment. This Agreement may not be amended except by an instrument in writing signed by the party to be charged therewith.

            (c) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed by customary receipt of transmission) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice):

                  To Parent or Merger Sub:

                        c/o Dicom Group plc
                        Business Building Forren West
                        Grundstrasse 14
                        6343 Rotkreuz
                        ZG Switzerland
                        Attention:  Otto Schmid
                        Facsimile:  011 41 41 798 3088

                                    and

                        c/o Dresdner Kleinwort Benson Private Equity LLC 75 Wall Street, 24th Floor
                        New York, NY  10005
                        Attention: Alexander P. Coleman
                        Facsimile: (212) 429-3139

                        with a copy (which shall not constitute notice to Parent or Merger Sub) to:

                        Kirkland & Ellis
                        Citicorp Center
                        153 East 53rd Street
                        New York, NY  10022
                        Attention: Kirk A. Radke, Esq.
                                   Eunu Chun, Esq.
                        Facsimile: (212) 446-4900

                  To the Stockholders:

                        Addresses on Exhibit A

                        with a copy (which shall not constitute notice to the Stockholders) to:

                        Stradling Yocca Carlson & Rauth
                        660 Newport Center Drive
                        Newport Beach, CA 92660
                        Attention:  K.C. Schaaf, Esq.
                        Facsimile:  (949) 725-4100

            (d) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            (e) Entire Agreement; No Third Party Beneficiaries. This Agreement and the Merger Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

            (f) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

            (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

            (h) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Merger Sub may assign, in Merger Sub's sole discretion, any or all of their respective rights, interests and obligations hereunder to any affiliate of Merger Sub. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors, heirs, agents, representatives, trust beneficiaries, attorneys, affiliates and associates and all of their respective predecessors, successors, permitted assigns, heirs, executors and administrators.

            (i) Specific Performance. The parties acknowledge that irreparable damage would result if this Agreement were not specifically enforced, and they therefore consent that the rights and obligations of the parties under this Agreement may be enforced by a decree of specific performance issued by a court of competent jurisdiction. Such remedy shall be exclusive and in lieu of any other remedies, including arbitration, which any party may have under this Agreement or otherwise.

            (j) Waiver of Jury Trial. The parties to this Agreement each hereby waives, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action, or cause of action (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. The parties to this Agreement each hereby agrees and consents that any such claim, demand, action, or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

                                 *  *  *  *  *

            IN WITNESS WHEREOF, Parent, Merger Sub and the Stockholders have caused this Agreement to be signed by their respective officers or other authorized person thereunto duly authorized as of the date first written above.


                                    IMAGING COMPONENTS CORPORATION


                                    By:   _____________________________
                                          Name: Alexander P.  Coleman
                                          Title: Vice President



                                    IMAGING ACQUISITION CORPORATION


                                    By:   _____________________________
                                          Name: Alexander P.  Coleman
                                          Title: Vice President


                                    ____________________________________
                                    DAVID S. SILVER


                                    ____________________________________
                                    DEAN A. HOUGH


                                    ____________________________________
                                    RONALD J. FIKERT


                                    ____________________________________
                                    RICHARD M. MURPHY


                                    ____________________________________
                                    KEVIN DRUM

                                    ____________________________________
                                    ALEXANDER P. CILENTO


                                    ____________________________________
                                    WILLIAM E. DROBISH


                                    ____________________________________
                                    B. ALLEN LAY


                                    SOUTHERN CALIFORNIA VENTURES


                                    By:   _____________________________
                                          Name:
                                          Title:

                                    EXHIBIT A


                                                          NUMBER OF
                                                          EXISTING
STOCKHOLDERS' NAME AND ADDRESS                             SHARES
------------------------------                             ------
David S. Silver                                            342,500
16245 Laguna Canyon Road
Irvin, CA  92618

Dean A. Hough                                              345,000
16245 Laguna Canyon Road
Irvin, CA  92618

Ronald J. Fikert                                            37,500
16245 Laguna Canyon Road
Irvin, CA  92618

Richard M. Murphy                                           54,444
16245 Laguna Canyon Road
Irvin, CA  92618

Kevin Drum                                                  32,500
16245 Laguna Canyon Road
Irvin, CA  92618

Alexander P. Cilento                                         2,615
[STREET]
[CITY]

William E. Drobish                                         120,000
[STREET]
[CITY]

B. Allen Lay                                                45,101
[STREET]
[CITY]

Southern California Ventures                                42,806
[STREET]
[CITY]


                               Exhibit A -- Page 1

                                                                  Exhibit (c)(2)


                                VOTING AGREEMENT

            VOTING AGREEMENT (this "Agreement"), dated as of July 27, 1999 is made by and among Imaging Components Corporation, a Delaware corporation (the "Parent"), Imaging Acquisition Corporation, a Delaware corporation ("Merger Sub"), and each of the persons named on Exhibit A hereto (each, a "Stockholder", and collectively, the "Stockholders").

            WHEREAS, Parent, Merger Sub and Kofax Image Products, Inc., a Delaware corporation (the "Company") are concurrently herewith entering into an Agreement and Plan of Merger dated as of the date hereof (as may be amended, restated or modified from time to time, the "Merger Agreement") which provides for, among other things, the merger of Merger Sub with and into the Company, upon the terms and subject to the conditions set forth in the Merger Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Merger Agreement.

            WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of the number of Shares set forth opposite such Stockholder's name on Exhibit A (the "Existing Shares" and, together with any shares of Common Stock acquired by or issued to such Stockholder after the date hereof, the "Subject Shares").

            WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent and Merger Sub have required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.

            WHEREAS, the Stockholders and Merger Sub desire to set forth their agreement with respect to the voting of the Subject Shares in connection with the Merger Agreement and the transactions contemplated thereby (the "Transactions") upon the terms and subject to the conditions set forth herein.

            NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. COVENANTS OF THE STOCKHOLDERS. Until the termination of this Agreement in accordance with Section 5, the Stockholders agree as follows:

            (a) Agreement to Vote in Favor. At any meeting of shareholders of the Company called for purposes that include approval of the Merger Agreement and the Transactions, or in connection with any written consent of the holders of Shares or in any other circumstances in which the Stockholders are entitled to vote, consent or give any other approval with respect to the Merger Agreement and the Transactions, the Stockholders shall vote (or cause to be voted) the Subject

Shares in favor of adoption and approval of the Merger Agreement and the Transactions and the approval of the terms thereof and each of the other actions contemplated by this Agreement and the Merger Agreement and any amendments.

            (b) Agreement to Tender. Within the first ten (10) Business Days after the commencement of the Offer to tender all of their respective Subject Shares, except, if applicable, their respective Retained Shares, into the Offer, and not to withdraw any of their respective Shares so tendered from the Offer.

            (c) Agreement to Vote Against. At any meeting of shareholders of the Company, or in connection with any written consent of the holders of Shares or in any other circumstances in which the Stockholders are entitled to vote, consent or give any other approval, except as otherwise agreed to in writing in advance by Merger Sub, the Stockholders shall vote (or cause to be voted) the Subject Shares against the following actions:

                  (i) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of the Stockholders hereunder; or

                  (ii) any action or agreement that could reasonably be expected to impede, interfere with, delay, postpone or attempt to discourage the Merger and/or the Transactions, including, without limitation,
            (x) the adoption by the Company of a proposal supporting a Takeover Proposal or the repurchase by the Company or any of its Subsidiaries of outstanding Shares for consideration in excess of the Per Share Amount or (y) any amendment of the Company's Articles of Incorporation or By-laws (including any amendment affecting the voting rights of the Company's Capital Stock) or other proposal or transaction involving the Company or any of its Subsidiaries (including any changes in management or the directors of the Company), which amendment or other proposal or transaction could in any manner reasonably be expected to impede, in any material respect, or prevent the Merger, the Merger Agreement or the Transactions.

            (d) Proxies. As security for the agreements of the Stockholders provided for herein, the Stockholders hereby grant to Merger Sub a proxy to vote the Subject Shares as indicated in Sections 1(a) and 1(b) above. The Stockholders agree that this proxy shall be irrevocable during the term of this Agreement and coupled with an interest and each of the Stockholders and Merger Sub will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by the Stockholders with respect to the Subject Shares.

            (e) Transfer Restrictions. The Stockholders agree not to (i) sell, transfer, pledge, encumber, assign or otherwise dispose of or hypothecate (including by gift or by contribution or distribution to any trust or similar instrument or to any beneficiaries of the Stockholders) (collectively, "Transfer"), or enter into any contract, option or other arrangement or understanding

(including any profit sharing arrangement) with respect to the Transfer of, any of the Subject Shares other than pursuant to the terms hereof and the Merger Agreement, or (ii) enter into any voting arrangement or understanding with respect to the Subject Shares, whether by proxy, voting agreement or otherwise other than this Agreement.

            (f) Appraisal Rights. The Stockholders hereby irrevocably waive any and all rights which it may have as to appraisal, dissent or any similar or related matter with respect to the Merger including any such rights set forth in the DGCL.

            2. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. Each Stockholder hereby severally but not jointly represents and warrants to Merger Sub as of the date hereof as follows:

            (a) Authority; No Conflict. Such Stockholder has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder, and this Agreement constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law), an implied covenant of good faith and fair dealing and considerations of public policy. The execution and delivery of this Agreement by such Stockholder does not, and the consummation by such Stockholder of the transactions contemplated hereby will not violate any law applicable to such Stockholder or result in a violation or any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under any contract or agreement to which such Stockholder is a party.

            (b) Shares. The Existing Shares are owned beneficially and of record by the Stockholders. The Existing Shares constitute all of the shares of Common Stock owned of record or beneficially by the Stockholders as at the date hereof. All of the Existing Shares are issued and outstanding and except as set forth on Schedule A attached hereto, the Stockholders do not own, of record or beneficially, any warrants, options or other rights to acquire any shares of Common Stock. Each Stockholder has sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in
Section 1 hereof, sole power to demand appraisal rights (to the extent such rights are available) and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Existing Shares, and will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 1 hereof, sole power to demand appraisal rights (to the extent such rights are available) and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares held of record. Each Stockholder has good and valid title to the Existing Shares and at all times during the term hereof and on the Effective Time will have good and valid title to the Subject Shares, free and clear of all Liens and free of any other limitation or restriction other than restrictions under applicable securities laws.

            3. REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB. Each of Parent and Merger Sub hereby represents and warrants to the Stockholders as of the date hereof as follows:

            (a) Authority. Each of Parent and Merger Sub has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by its respective board of directors and no other corporate action or proceedings on the part of Parent or Merger Sub is necessary to authorize the execution and delivery by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Merger Sub, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders, constitutes valid and binding obligations of Parent and Merger Sub, enforceable against them in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law), an implied covenant of good faith and fair dealing and considerations of public policy.

            (b) No Conflict. The execution and delivery of this Agreement by Merger Sub does not, and the consummation by Merger Sub of the transactions contemplated hereby will not (i) conflict with or violate the Articles of Incorporation, By-laws or other organizational documents of Merger Sub, (ii) conflict with or violate any law applicable to Merger Sub or by which any property or asset of Merger Sub is bound or affected, except for such conflicts or violations which would not, individually or in the aggregate, have a Parent Material Adverse Effect, or (iii) result in a violation or any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Merger Sub is a party or by which Merger Sub or any property or asset of Merger Sub is bound or affected, except for any such breaches or defaults which would not materially impair the ability of Merger Sub to consummate the transactions contemplated hereby.

            4. FURTHER ASSURANCES. From time to time prior to the Effective Time, at any other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be reasonably necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

            5. TERMINATION. This Agreement shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect upon the earliest to occur of (x) the Effective Time or (y) termination of the Merger Agreement pursuant to Section
7.1 thereof. Nothing in this Section 5 shall relieve any party of liability for breach of this Agreement; provided, that Merger Sub's sole remedy in the event of a breach of this Agreement shall be as specified in Section 6(i) (provided that injunctive relief shall also be available for any breach of Section 1(e)) and in no event shall Merger Sub be entitled to any form of monetary damages.

            6.    GENERAL PROVISIONS.

            (a) Costs and Expenses. All costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses; provided, that Merger Sub shall pay the documented reasonable out-of-pocket fees and expenses of the Shareholders, including the fees and disbursements of one counsel for all Shareholders.

            (b) Amendment. This Agreement may not be amended except by an instrument in writing signed by the party to be charged therewith.

            (c) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed by customary receipt of transmission) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice):

                  To Parent or Merger Sub:

                        c/o Dicom Group plc
                        Business Building Forren West
                        Grundstrasse 14
                        6343 Rotkreuz
                        ZG Switzerland
                        Attention:  Otto Schmid
                        Facsimile:  011 41 41 798 3088

                                    and

                        c/o Dresdner Kleinwort Benson Private Equity LLC 75 Wall Street, 24th Floor
                        New York, NY  10005
                        Attention: Alexander P. Coleman
                        Facsimile: (212) 429-3139

                        with a copy (which shall not constitute notice to Parent or Merger Sub) to:

                        Kirkland & Ellis
                        Citicorp Center
                        153 East 53rd Street
                        New York, NY  10022
                        Attention: Kirk A. Radke, Esq.
                                   Eunu Chun, Esq.
                        Facsimile: (212) 446-4900

                  To the Stockholders:

                        Addresses on Exhibit A

                        with a copy (which shall not constitute notice to the Stockholders) to:

                        Stradling Yocca Carlson & Rauth
                        660 Newport Center Drive
                        Newport Beach, CA 92660
                        Attention:  K.C. Schaaf, Esq.
                        Facsimile:  (949) 725-4100

            (d) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            (e) Entire Agreement; No Third Party Beneficiaries. This Agreement and the Merger Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

            (f) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

            (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

            (h) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Merger Sub may assign, in Merger Sub's sole discretion, any or all of their respective rights, interests and obligations hereunder to any affiliate of Merger Sub. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors, heirs, agents, representatives, trust beneficiaries, attorneys, affiliates and associates and all of their respective predecessors, successors, permitted assigns, heirs, executors and administrators.

            (i) Specific Performance. The parties acknowledge that irreparable damage would result if this Agreement were not specifically enforced, and they therefore consent that the rights and obligations of the parties under this Agreement may be enforced by a decree of specific performance issued by a court of competent jurisdiction. Such remedy shall be exclusive and in lieu of any other remedies, including arbitration, which any party may have under this Agreement or otherwise.

            (j) Waiver of Jury Trial. The parties to this Agreement each hereby waives, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action, or cause of action (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. The parties to this Agreement each hereby agrees and consents that any such claim, demand, action, or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

                                 *  *  *  *  *

            IN WITNESS WHEREOF, Parent, Merger Sub and the Stockholders have caused this Agreement to be signed by their respective officers or other authorized person thereunto duly authorized as of the date first written above.


                                    IMAGING COMPONENTS CORPORATION


                                    By:/s/ Alexander P. Coleman
                                       -------------------------------
                                       Name: Alexander P.  Coleman
                                       Title: Vice President



                                    IMAGING ACQUISITION CORPORATION


                                    By:/s/ Alexander P. Coleman
                                       -------------------------------
                                       Name: Alexander P.  Coleman
                                       Title: Vice President

                                       /s/ David S. Silver
                                       -------------------------------
                                       DAVID S. SILVER

                                       /s/ Dean A. Hough
                                       -------------------------------
                                       DEAN A. HOUGH

                                       /s/ Ronald J. Fikert
                                       -------------------------------
                                       RONALD J. FIKERT

                                       /s/ Richard M. Murphy
                                       -------------------------------
                                       RICHARD M. MURPHY

                                       /s/ Kevin Drum
                                       -------------------------------
                                       KEVIN DRUM

                                       /s/ Alexander P. Cilento
                                       ---------------------------------
                                       ALEXANDER P. CILENTO

                                       /s/ William E. Drobish
                                       ---------------------------------
                                       WILLIAM E. DROBISH

                                       /s/ B. Allen Lay
                                       ---------------------------------
                                       B. ALLEN LAY


                                    SOUTHERN CALIFORNIA VENTURES


                                    By:/s/ B. Allen Lay
                                       ---------------------------------
                                       Name: B. Allen Lay
                                       Title: General Partner

                                    EXHIBIT A


                                                          NUMBER OF
                                                          EXISTING
STOCKHOLDERS' NAME AND ADDRESS                             SHARES
------------------------------                             ------
David S. Silver                                            342,500
16245 Laguna Canyon Road
Irvin, CA  92618

Dean A. Hough                                              345,000
16245 Laguna Canyon Road
Irvin, CA  92618

Ronald J. Fikert                                            37,500
16245 Laguna Canyon Road
Irvin, CA  92618

Richard M. Murphy                                           54,444
16245 Laguna Canyon Road
Irvin, CA  92618

Kevin Drum                                                  32,500
16245 Laguna Canyon Road
Irvin, CA  92618

Alexander P. Cilento                                         2,615
[STREET]
[CITY]

William E. Drobish                                         120,000
[STREET]
[CITY]

B. Allen Lay                                                45,101
[STREET]
[CITY]

Southern California Ventures                                42,806
[STREET]
[CITY]


                               Exhibit A -- Page 1